UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)

One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)

(812) 464-1294
(Registrant's Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Agreement.

Old National Bancorp (the "Company") and its subsidiaries, Old National Bank and Old National Realty Company, Inc., entered into a Purchase and Sale Agreement, dated December 20, 2006, to sell the properties located at One Main Street, Evansville, Indiana, 123 Main Street, Evansville, Indiana, and 101-105 NW 4th Street, Evansville, Indiana (collectively, the "Property") to ONB One Main Landlord, LLC, ONB 123 Main Landlord, LLC, and ONB 4th Street Landlord, LLC (collectively, the "Buyers"), respectively. SunTrust Equity Funding, LLC is the sole member of each Buyer. Pursuant to the Purchase and Sale Agreement, Old National Bank entered into lease agreements with the Buyers to lease back the Property. The purchase price is $69,366,525 for the property located at One Main Street, Evansville Indiana (which serves as the Company's headquarters), $2,817,397 for the property located at 123 Main Street, Evansville, Indiana, and $6,797,600 for the property located at 101-105 NW 4th Street, Evansville, Indiana. The closing of the sale of the Property occurred on December 21, 2006.

As referenced above, Old National Bank has leased the Property on a long-term basis from the Buyers. Disclosure with respect to such lease agreements is included in Item 2.03 to this Current Report on Form 8-K and is incorporated herein by reference.

No material relationship exists between the Buyers and the Company and its subsidiaries, other than those relationships created by the Purchase and Sale Agreement and the leases with respect to the Property.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As referenced in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, Old National Bank has entered into three lease agreements, each dated December 20, 2006 (the "Lease Agreements"), with the Buyers, whereby Old National Bank has agreed to lease each of the three properties back from the Buyers for terms expiring December 31, 2031. Under each of the Lease Agreements, Old National Bank has the right at its option to extend the term of the lease for four additional successive terms of five years each, upon specified terms and conditions. Old National Bank is obligated to pay (on a monthly basis) base rent in the aggregate annual amount of $6,550,469 to the Buyers under the Lease Agreements through December 31, 2029; no rent is payable for the final two years of the initial 25-year term. For financial reporting purposes, the rent will be expensed ratably over the 25-year term at an annual rate of $6,026,431.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

Date: December 21, 2006

By: /s/ Christopher A. Wolking
Christopher A. Wolking
Executive Vice President and Chief Financial Officer